CONFIDENTIAL TREATMENT REQUESTED
                        --------------------------------

                             [Letterhead of ABBOTT]

February 25, 1999


Mr. Dariush Ashrafi
Executive Vice President
Chief Executive Officer
Schein Pharmaceutical, Inc.
100 Campus Drive
Florham Park, NJ 07932

         Re:      Amendment to the Supply Agreement

Dear Dariush:

Reference is made to the Supply Agreement dated as of May 1, 1992, as amended December 1, 1993, June 9, 1995, June 24, 1998, August 28, 1998, September 22,
1998, October 26, 1998, November 30, 1998, December 29, 1998, January 29, 1999,
February 5, 1999, February 12, 1999 and February 19, 1999 between Abbott Laboratories ("Abbott") and Steris Laboratories, Inc. ("Steris") (collectively, the "Supply Agreement").

This will confirm our agreement that, with respect to the term of the existing Supply Agreement, the parties hereby agree to the modifications set forth below.

1. Exhibit A to the existing Supply Agreement is hereby deleted and replaced in its entirety by Exhibit A, which is attached hereto.

2. Exhibit B to the existing Supply Agreement is hereby deleted and replaced in its entirety by Exhibit B, which is attached hereto.

3. The price per kilogram for Drug Substance (as defined in the existing Supply Agreement) in calendar year 1999 shall be the price set forth in the existing Supply Agreement, (attached hereto as Exhibit C), as adjusted for a CPI increase of 1.6% over the 1998 price of $__*__ per kilogram, and otherwise subject to adjustment according to the provisions of the Supply Agreement.

4. Schein Pharmaceutical, Inc. (the parent company of Steris, hereafter referred to as "Schein") hereby agrees to purchase a minimum of __*__ kilograms of Drug Substance in 1999 (the "Minimum Purchase Requirement"). In the event that Abbott is unable to

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* Material omitted pursuant to a request for confidential treatment. The omitted material has been filed separately with the Securities and Exchange Commission.

February 25, 1999
Page 2

      supply Drug Substance within thirty (30) days of Schein's purchase order placed under Section 5.3 of the Supply Agreement, Schein's Minimum Purchase Requirement shall be reduced by the amount of kilograms that Abbott has been unable to supply, provided that such failure to supply is not attributable to Schein. In the event that Schein fails to purchase its Minimum Purchase Requirement in 1999, Schein shall be obligated to pay to Abbott the difference in amount between the Minimum Purchase Requirement and the amount of kilograms actually purchased in 1999 (the "Shortfall"). Subject to Schein's obligation to purchase its Minimum Purchase Requirement or to pay for the Shortfall, Abbott and Schein shall endeavor to establish a schedule for shipping Drug Substance which would permit Schein to fully utilize in commercial manufacture of finished dosage product the Drug Substance so shipped and Schein shall not be obligated to accept more than __*__ lots of Drug Substance per week in 1999. Abbott may, at its sole discretion, offer free goods to Schein in Year 2000 up to the amount of the Shortfall; provided that Schein has then met its obligations under Section 5.1 of the new supply agreement of even date herewith.

5. The payment terms contained in Section 3.3 shall be modified to read as follows.

      Abbott shall invoice Schein upon shipment of Drug Substance. For invoices dated prior to July 1, 1999 payment shall be made by Schein net sixty (60) days from date of invoice; for invoices dated on and after July 1, 1999, payment shall be made by Schein net forty-five (45) days from date of invoice.

6. Except as modified above, the Supply Agreement shall continue in full force and effect through 11:59 p.m. December 31, 1999, at which point the Supply Agreement shall terminate. All provisions of the Supply Agreement which by their terms continue after termination shall survive termination, except Sections 4.3, 15.1, 15.2 and 15.3 of the Supply Agreement shall be superceded by Sections 4.3, 15.1, 15.2 and 15.3 of the supply agreement between Schein Pharmaceutical, Inc. and Abbott Laboratories Inc. of even date herewith and shall not survive such termination.

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* Material omitted pursuant to a request for confidential treatment. The omitted material has been filed separately with the Securities and Exchange Commission.

February 25, 1999
Page 3

If the foregoing is acceptable to you, please sign both originals and return one original to the undersigned.

ABBOTT LABORATORIES


By:   /s/ Chris M. Kolber
      -------------------------
      Chris M. Kolber, Vice-President, Commercial Operations
      Chemical and Agricultural Products Division


AGREED AND ACCEPTED:

SCHEIN PHARMACEUTICAL, INC.


By:   /s/ Dariush Ashrafi
      -------------------------
      Dariush Ashrafi
      Executive Vice President and
      Chief Financial Officer

                                    EXHIBIT A

                          Drug Substance Specifications

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The Drug Substance delivered hereunder will satisfy conditions for Iron Dextran bulksolution as set forth in: Schein's NDA; the DMF; the United States Pharmacopeia, as in effect at the time Drug Substance is shipped; and such other appropriate necessary specifications related to Drug Substance to enable the finished dosage form to comply with the United States Pharmacopeia requirements. If Schein intends to petition U.S.P. for a change in the specifications, Schein shall first discuss such change with Abbott. Abbott shall not be obligated to make an otherwise appropriate necessary change or changes to its specifications arising from any Schein petition to U.S.P. on less than twelve (12) months' notification to Abbott.

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* Material omitted pursuant to a request for confidential treatment. The omitted material has been filed separately with the Securities and Exchange Commission.

                                    EXHIBIT B


I.    Documentation

1. Certificate of Manufacturing Conformance and supporting deviation reports if applicable.

2.    Interim Certificate of Analysis will be facsimiled prior to shipment.

3.    Full Certificate of Analysis in duplicate:

4. CAPD shall advise Schein of any changes to the Drug Master File for the Drug Substance which would require prior approval by the FDA.

II.   Procedures

1. Two (2) identification tags will accompany each vessel of Drug Substance. Tags will list name of product, lot number, gross, net and tare weight, CAPD Code and List Numbers, and order number.

2.    Each vessel shall be sealed in a tamper-evident manner.

3. Unpreserved bulk needs to be received at Schein within __*__ after the time of final filtration by CAPD.

4. CAPD shall provide an interim Certificate of Analysis with each batch. The Interim Certificate will contain results for __*__.

5. The final Certificate of Analysis and Certificate of Manufacturing conformance must be received by Schein within __*__ days of final filtration by CAPD.

6. Each vessel shall be a clean depyrogenated vessel. CAPD will not alter the container/closure system without the approval of Schein.

7.    The bulk solution shall be kept between __*__C during storage at CAPD.

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* Material omitted pursuant to a request for confidential treatment. The omitted material has been filed separately with the Securities and Exchange Commission.

                                    EXHIBIT C

                         1999 IRON DEXTRAN PRICING MODEL

---------------------------------------- ------------------------------------- -------------------------------------
                AVERAGE                                  1999                                  1999
                SELLING                             DRUG SUBSTANCE                        DRUG SUBSTANCE
                 PRICE                             1-X SCALE PRICE                       2-X SCALE PRICE
              (PER VIAL)                              (PER KILO)                            (PER KILO)
---------------------------------------- ------------------------------------- -------------------------------------
                   *                                      *                                     *
---------------------------------------- ------------------------------------- -------------------------------------
                   *                                      *                                     *
---------------------------------------- ------------------------------------- -------------------------------------
                   *                                      *                                     *
---------------------------------------- ------------------------------------- -------------------------------------
                   *                                      *                                     *
---------------------------------------- ------------------------------------- -------------------------------------
                   *                                      *                                     *
---------------------------------------- ------------------------------------- -------------------------------------
                   *                                      *                                     *
---------------------------------------- ------------------------------------- -------------------------------------
                   *                                      *                                     *
---------------------------------------- ------------------------------------- -------------------------------------
                   *                                      *                                     *
---------------------------------------- ------------------------------------- -------------------------------------
                   *                                      *                                     *
---------------------------------------- ------------------------------------- -------------------------------------
                   *                                      *                                     *
---------------------------------------- ------------------------------------- -------------------------------------
                   *                                      *                                     *
---------------------------------------- ------------------------------------- -------------------------------------
                   *                                      *                                     *
---------------------------------------- ------------------------------------- -------------------------------------

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* Material omitted pursuant to a request for confidential treatment. The omitted material has been filed separately with the Securities and Exchange Commission.